SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 26, 1997



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                   33-86166                      52-1887105
(State of Organization)    (Commission File No.)             (IRS Employer
                                                         Identification Number)


                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)



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Item 5.   Other Events

BOARD OF DIRECTORS APPROVE EXTENSION OF EXPIRATION
DATE OF CLASS A COMMON STOCK PURCHASE WARRANTS

         On March 26, 1997, the Board of Directors of Red Hot Concepts, Inc. extended the expiration date of its Class A Common Stock Purchase Warrants from May 3, 1997 until December 31, 1997.

Item 7.   Financial Statements and Exhibits

(C)  Exhibits

     The following exhibit is filed as part of this Current Report on Form 8-K:



EX-99.1   Press Release From Red Hot Concepts, Inc. (March 26, 1997)





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                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Red Hot Concepts, Inc.



                                          By: /s/ Norman J. Abdallah
                                             Norman J. Abdallah
                                             President

                                          Date:  April 2, 1997



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                                    EXHIBITS



Exhibit Number and Description



EX-99.1  Press Release From Red Hot Concepts, Inc. (March 26, 1997)